BFS EQUITY FUND

Supplement to Prospectus and Statement of Additional Information dated September 28, 2019

After 25 years of providing substantial leadership for the company he co-founded, Tim Foster has elected to transition into a reduced role at Bradley, Foster & Sargent, Inc. In his reduced role, as of March 31, 2020, Mr. Foster will no longer serve as Lead Portfolio Manager of the BFS Equity Fund (the “Fund”). All references to Mr. Foster in the Prospectus and Statement of Additional Information are no longer applicable. Mr. Keith LaRose and Mr. Thomas Sargent will continue to serve as Co-Portfolio Managers of the Fund. Mr. Robert Bradley will assume the role of Lead Portfolio Manager of the Fund as of April 1, 2020. His biography appears below:

Robert H. Bradley. Mr. Bradley serves as the Chairman of Bradley, Foster & Sargent, Inc. He is a Principal and Portfolio Manager, as well as Chairman of the Management, and Compensation, Committees, and a Member of the Steering, Investment and Counter-Party Risk Committees. In July 1994, Mr. Bradley joined with Joseph D. Sargent and Timothy H. Foster to found Bradley, Foster and Sargent, Inc. Mr. Bradley graduated from Williams College, Williamstown, MA, in 1966 with a BA in History. In 1971, he received an MA in International Economics from Fletcher School of Law and Diplomacy at Tufts University, Medford, MA. Mr. Bradley served from 1967 to 1970 as an officer in the U.S. Navy, with the last year spent in Vietnam. He then went to work for Citicorp for fourteen years, twelve years of which were spent in Europe, the Middle East, and Africa. In 1985, Mr. Bradley founded Boston Private Bank & Trust Company, where he served as President and CEO from 1986 to 1992. He then joined Conning & Company’s Investment Management Group, which he managed from September 1993 until the founding of Bradley, Foster & Sargent, Inc. in July 1994.

As of January 31, 2020, Mr. Robert Bradley was responsible for managing the following types of accounts:

Robert H. Bradley – Lead Portfolio Manager of the Fund

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	N/A	N/A	N/A
Pooled Investment Vehicles	0	N/A	N/A	N/A
Other Accounts	458	$556,600,000	0	N/A

As of January 31, 2020, Mr. Bradley owned shares of the Fund in the range shown below.

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Robert R. Bradley	$100,001 - $500,000

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated September 28, 2019, which provide information that you should know before investing in the Fund and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at (855) 575-2430.

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Supplement dated March 31, 2020